SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2001 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2001-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-03               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date: January 3, 2002         By:   /s/ Karen Schluter
                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00    143,104,228.08  26,295,417.27    705,263.71   27,000,680.98         0.00         0.00      116,808,810.81
IA2      130,802,000.00     93,591,596.21  17,197,465.85    479,187.91   17,676,653.76         0.00         0.00       76,394,130.36
IIA1      90,336,000.00     75,459,793.92  10,686,230.29    379,304.08   11,065,534.37         0.00         0.00       64,773,563.63
IIA2      70,000,000.00     58,472,652.93   8,280,598.22    300,738.80    8,581,337.02         0.00         0.00       50,192,054.71
B1         6,368,000.00      6,350,612.50       5,929.46     32,563.27       38,492.73         0.00         0.00        6,344,683.04
B2         5,094,000.00      5,080,091.09       4,743.19     26,048.57       30,791.76         0.00         0.00        5,075,347.90
B3         2,801,000.00      2,793,352.01       2,608.10     14,323.13       16,931.23         0.00         0.00        2,790,743.91
B4         1,783,000.00      1,778,131.61       1,660.21      9,117.51       10,777.72         0.00         0.00        1,776,471.40
B5         1,018,000.00      1,015,220.41         947.89      5,205.62        6,153.51         0.00         0.00        1,014,272.52
B6         1,278,726.00      1,275,234.48       1,190.68      6,538.87        7,729.55         0.00         0.00        1,274,043.80
R                100.00              0.00           0.00          0.00            0.00         0.00         0.00                0.00
TOTALS   509,480,826.00    388,920,913.24  62,476,791.16  1,958,291.47   64,435,082.63         0.00         0.00      326,444,122.08

IA3      200,000,000.00    143,104,228.08           0.00     17,888.03       17,888.03         0.00         0.00      116,808,810.81
IIA3      90,336,000.00     75,459,793.92           0.00      8,803.64        8,803.64         0.00         0.00       64,773,563.63
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RHK6     715.52114040    131.47708635   3.52631855    135.00340490      584.04405405      IA1         5.913986 %
IA2       86358RHL4     715.52114043    131.47708636   3.66346012    135.14054647      584.04405407      IA2         6.143986 %
IIA1      86358RHX8     835.32361318    118.29426021   4.19881420    122.49307441      717.02935297      IIA1        6.031886 %
IIA2      86358RHN0     835.32361329    118.29426029   4.29626857    122.59052886      717.02935300      IIA2        6.171886 %
B1        86358RHP5     997.26955088      0.93113379   5.11357883      6.04471263      996.33841709      B1          6.153095 %
B2        86358RHQ3     997.26955045      0.93113271   5.11357872      6.04471143      996.33841775      B2          6.153095 %
B3        86358RHR1     997.26955016      0.93113174   5.11357729      6.04470903      996.33841842      B3          6.153095 %
B4        86358RHT7     997.26955132      0.93113292   5.11357824      6.04471116      996.33841840      B4          6.153095 %
B5        86358RHU4     997.26955796      0.93112967   5.11357564      6.04470530      996.33842829      B5          6.153095 %
B6        86358RHV2     997.26953233      0.93114553   5.11358180      6.04472733      996.33838680      B6          6.153095 %
R         86358RHS9       0.00000000      0.00000000   0.00000000      0.00000000        0.00000000      R           6.143986 %
TOTALS                  763.36712471    122.62834629   3.84370004    126.47204633      640.73877842

IA3       86358RHM2     715.52114040      0.00000000   0.08944015      0.08944015      584.04405405      IA3         0.150000 %
IIA3      86358RHW0     835.32361318      0.00000000   0.09745439      0.09745439      717.02935297      IIA3        0.140000 %
----------------------------------------------------------------------------------------------------   ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Nadezhka Thomas
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                         Email: nadezhka.thomas@chase.com
                     ---------------------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


Total Scheduled Principal Amounts                          363,131.82
Group 1 Scheduled Principal Amounts                        232,483.15
Group 2 Scheduled Principal Amounts                        130,648.67

Total Unscheduled Principal Amounts                     62,113,659.34
Group 1 Unscheduled Principal Amounts                   43,271,902.40
Group 2 Unscheduled Principal Amounts                   18,841,756.94

Total Net Liquidation Proceeds                                   0.00
Group 1 Net Liquidation Proceeds                                 0.00
Group 2 Net Liquidation Proceeds                                 0.00

Total Insurance Proceeds                                         0.00
Group 1 Insurance Proceeds                                       0.00
Group 2 Insurance Proceeds                                       0.00
Aggregate  Advances                                              0.00
Group 1  Aggregate  Advances                                     0.00
Group 2 Aggregate  Advances                                      0.00

Ending Principal Balance                               326,444,122.37
Group 1 Ending Principal Balance                       205,511,863.94
Group 2 Ending Principal Balance                       120,932,258.43

Current Period Realized Losses                                   0.00
Group 1 Current Period Realized Losses                           0.00
Group 2 Current Period Realized Losses                           0.00

Fraud Loss Limit                                        10,189,617.00
Bankruptcy Loss Loss Limit                                 100,000.00
Special Hazard Loss Loss Limit                           5,094,808.00

Bankruptcy Losses                                                0.00
Group 1 Bankruptcy Losses                                        0.00
Group 2 Bankruptcy Losses                                        0.00

Fraud Losses                                                     0.00
Group 1 Fraud Losses                                             0.00
Group 2 Fraud Losses                                             0.00

Special Hazard Losses                                            0.00
Group 1 Special Hazard Losses                                    0.00
Group 2 Special Hazard Losses                                    0.00

Servicing Fees                                             162,050.40
Master Servicing Fee (including Retained Interest)           1,620.49
Trustee Fees                                                 1,782.55
Class ia1 Insurance Premium                                  9,540.28

Sec. 4.03(ix)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------------------------
                Category     Number     Principal Balance         Percentage

                1 Month           2              665,210.47          0.32 %
                2 Month           0                    0.00          0.00 %
                3 Month           0                    0.00          0.00 %
                Total             2              665,210.47          0.32 %


                 Group 2
                -------------------------------
                Category     Number     Principal Balance         Percentage
                1 Month           4            2,165,176.32          1.79 %
                2 Month           1              481,025.74          0.40 %
                3 Month           0                    0.00          0.00 %
                 Total            5            2,646,202.06          2.19 %


                 Group Totals
                -------------------------------
                Category     Number     Principal Balance         Percentage
                1 Month           6            2,830,386.79          0.87 %
                2 Month           1              481,025.74          0.15 %
                3 Month           0                    0.00          0.00 %
                 Total            7            3,311,412.53          1.02 %

                                      -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001




                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


                Aggregate Outstanding Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00

                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00

Sec. 4.03(viv)  Aggregate Outstanding Prepayment Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00
                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00
